Debt	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
Debt

9. DEBT

Short-term debt

The Company’s short-term debt obligations consist of the following (in thousands):

	Successor (NESR) December 31, 2018	Predecessor (NPS) December 31, 2017

Modified Hana Loan	$10,000	$-
Less: fair value derivative liability in Hana loan	-	-
Other short term borrowings	21,817	8,773
Short-term debt, excluding current installments	$31,817	$8,773

Other short-term borrowings consist of financings for capital equipment purchases, factoring of invoices and letters of credit.

Hana Loan and Modified Hana Loan agreements

In connection with the Business Combination, on June 5, 2018, NESR entered into the Hana Loan with Hana Investments pursuant to which NESR borrowed $50.0 million on an unsecured basis. The Hana Loan had a scheduled maturity date of December 17, 2018 and was interest bearing, accruing interest at (i) an amount equal to $4.0 million or prorated if the loan was prepaid; or (ii) at a rate per annum equal to one-month Intercontinental Exchange LIBOR, adjusted monthly on the first day of each calendar month, plus a margin of 2.25% payable on maturity or prepaid, which is higher. The interest was payable in NESR ordinary shares or cash at the election of the lender. The loan was subject to an origination fee of $0.6 million payable in NESR ordinary shares at $11.244 per share, which resulted in the issuance of 53,362 shares at closing of the Business Combination.

During 2018, the Company paid $44 million for both principal and interest in cash on the Hana Loan and entered into an extension (the “Modified Hana Loan”) for the balance of the loan which was fully repaid with cash during January 2019. The terms and conditions contained in the Hana Loan remained unchanged in the Modified Hana Loan. As a result of the modification, the Company had an outstanding balance of $10.0 million as of December 31, 2018.

Embedded derivative in Hana Loan

Prior to the scheduled maturity date, the Hana Loan could have been prepaid at any time in cash or NESR ordinary shares at a conversion rate of $11.244 per share, at the election of the lender. The conversion feature in the Hana Loan qualified as an embedded derivative under ASC Topic 815 Derivatives and Hedging and was bifurcated at inception from the Hana Loan. The Company estimated the fair value of this embedded conversion feature of $0.4 million at June 6, 2018 (inception) using the Goldman Sachs convertible note model and the Black Derma Toy model with the following assumptions:

June 6, 2018

Annual Dividend yield	0.0%
Expected life (years)	0.53
Risk-free interest rate	2.1%
Expected volatility	46.9%

As of December 31, 2018, the Company’s liability for the embedded conversion feature measured at fair value was $0. The change in fair value from inception of $0.4 million was recorded in the statement of operations as other income or other expense during the 2018 Successor Period. As described above, the Company paid $40 million of the Hana Loan in cash prior to December 31, 2018 with the remaining balance paid in cash in January 2019. The embedded conversion feature was not exercised by the holder as the Company’s share price was less than the conversion price for the majority of the fourth quarter of 2018 and into January 2019.

Long-term debt

The Company’s long-term debt obligations consist of the following (in thousands):

	Successor (NESR) December 31, 2018	Predecessor (NPS) December 31, 2017

Murabaha credit facility	$150,000	$150,000
APICORP bilateral term facility	46,875	-
SABB bilateral term facility	43,333	-
Term loan Ahli Bank	2,382	-
NBO loan $60,000	23,333	-
NBO loan $20,000	4,899	-
Less: unamortized debt issuance costs	(557)	(2,976)
Total loans and borrowings	270,265	147,024
Less: current portion of long term debt	(45,093)	-
Long-term debt, net unamortized debt issuance costs and excluding current installments	$225,172	$147,024

Murabaha credit facility

NPS entered into a syndicated Murabaha facility (the “NPS Murabaha Credit Facility”) for $150.0 million. Murabaha is an Islamic financing structure where a set fee is charged rather than interest. This type of loan is legal in Islamic countries as banks are not authorized to charge interest on loans; therefore, banks charge a flat fee for continuing daily operations of the bank in lieu of interest.

The NPS Murabaha Credit Facility is from a syndicate of three commercial banks. The NPS Murabaha Credit Facility is repayable in quarterly installments ranging from $1.1 million to $57.9 million, commencing from August 1, 2019, with the last installment due on May 28, 2025. The NPS Murabaha Credit Facility carries a stated interest rate of three months LIBOR plus a fixed profit margin of 3.25% per annum. As of December 31, 2018, this results in an interest rate of 5.79%. The NPS Murabaha Credit Facility was partially secured by personal guarantee of one individual shareholder on a pro-rata basis with his shareholding percentage. Letters of awareness were executed by NPS shareholders as credit support for the NPS Murabaha Credit Facility. Effective upon closing of the Business Combination, the Company executed guarantees of the borrowings outstanding and additional borrowings under the NPS Murabaha Credit Facility.

The NPS Murabaha Credit Facility contains certain covenants, which, among other things, require the maintenance of a total debt-to-total capitalization ratio, restrict certain merger transactions or the sale of all or substantially all of NPS’ assets or a significant subsidiary of NPS and limit the amount of NPS’ subsidiary indebtedness. Upon the occurrence of certain events of default, NPS’ obligations under the NPS Murabaha Credit Facility may be accelerated. Such events of default include payment defaults to lenders under the NPS Murabaha Credit Facility, covenant defaults and other customary defaults.

In addition to the NPS Murabaha Credit Facility of $150.0 million, the lenders have also extended a working capital funded facility of $ 50.0 million for refinancing our letters of credit over a period of one year, which carry an interest equal three-month U.S Dollar LIBOR for the applicable interest period, plus a margin of 1.50% per annum. At December 31, 2018, we had drawn $31.0 million under this working capital facility and the balance of $19.0 million was available to us.

APICORP loan

NPS entered into a $50.0 million term loan facility on February 4, 2018 with Arab Petroleum Investors Corporation (“APICORP”), which was repaid on July 3, 2018.

A new bilateral term loan facility for $50.0 million was obtained from APICORP by the Company on July 3, 2018. This facility was obtained to support investments and general business purposes for a period of four years and is repayable in 16 equal quarterly installments of $3.1 million, commencing from September 3, 2018, with the last installment due on May 3, 2022. $46.9 million of this loan was outstanding at December 31, 2018. The facility carries a stated interest rate of three months LIBOR plus the fixed interest of 2.75% per annum. As of December 31, 2018, this results in an interest rate of 5.46%. The Company has provided a corporate guarantee for the facility.

Costs incurred to obtain financing are capitalized and amortized using the effective interest method and netted against the carrying amount of the related borrowing.

The facility contains covenants which include, among others, certain financial ratios to be maintained at the NPS level, including a gearing ratio of 1.5:1. The gearing ratio is calculated as all of NPS’s debt divided by NPS’ total equity and debt.

SABB bilateral term facility of $50.0 million

On July 9, 2018, the Company’s subsidiary, National Petroleum Technology Company (“NPT KSA”), entered into a Bilateral Term Loan Facility (the “NPT KSA Facility”) for Saudi Riyals (“SAR”) 187.5 million ($50.0 million), of which SAR 93.75 million ($25.0 million) was drawn on July 9, 2018, and the remaining SAR 93.75 million ($25 million) was drawn on August 27, 2018.

The NPT KSA Facility was obtained from Saudi Arabian British Bank (“SABB”) for a period of four years. The facility is repayable in 15 equal quarterly installments of SAR 12.5 million ($3.3 million), commencing from September 9, 2018 with the last installment due on March 9, 2022. $43.3 million of this loan was outstanding at December 31, 2018.

The NPT KSA Facility carries a stated interest rate of three months Saudi Arabian Interbank Offered Rate (“SAIBOR”) plus the fixed interest of 2.75% per annum. SAIBOR is a daily reference rate, published by the Saudi Arabian Monetary Authority, based on the averaged interest rates at which Saudi banks offer to lend unsecured funds to other banks in the Saudi Riyal wholesale money market (or interbank market). Certain subsidiaries of NPS provided a corporate guarantee of the facility. As of December 31, 2018, this results in an interest rate of 5.73%.

Costs incurred to obtain financing are capitalized and amortized using the effective interest method and netted against the carrying amount of the related borrowing.

The NPT KSA Facility contains covenants which include, among others, certain financial ratios to be maintained at NPT KSA level, including a gearing ratio of 3:1. The gearing ratio is calculated as all NPT KSA’s debt divided by the NPT KSA’s total equity and debt.

In addition to the NPT KSA facility of $50.0 million, SABB has also extended a working capital funded facility of $14.7 million for refinancing our letters of credit over a period of one year, which carry an interest equal to one-year SAIBOR, plus a margin of 2.0% per annum. At December 31, 2018, we had drawn $8.6 million under this working capital facility and $6.1 million was available.

Term loan from Ahli Bank

GES has a term loan of $4.3 million from Ahli Bank. This balance is repayable in nine quarterly installments commencing seven months from the first drawdown until December 2019 and carries interest at the rate three-month LIBORS plus 4% per annum. $2.3 million of this term loan was outstanding at December 31, 2018. This term loan has covenants which include, among others, certain financial ratios to be maintained, including maintaining a minimum debt service coverage ratio of 1.25. The outstanding amount of $2.3 million was included as short term at December 31, 2018.

NBO loans

GES has a bank term loan with National Bank of Oman (“NBO”) in the amount of $60.0 million (“Tranche A”). At December 31, 2018, the outstanding amount on the Tranche A was $23.3 million. Tranche A carries interest at the rate of LIBOR plus 3.50% per annum and is repayable in quarterly installments, commencing six months from the drawdown in 18 equal installments until September 2020. Of the outstanding amount of $23.3 million, $10.0 million was included in long term debt and $13.3 million was included as short term at December 31, 2018.

During 2017, GES obtained a new term loan facility from NBO in the amount of $20.0 million (“Tranche B”). $4.9 million of this loan was outstanding at December 31, 2018. Tranche B is repayable in equal quarterly installments commencing 18 months from the first drawdown until June 2022. Of the outstanding amount of $4.9 million, $3.8 million was included in long term debt and $1.1 million was included as short term at December 31, 2018.

Tranche A and Tranche B contain covenants which include, among others, certain financial ratios to be maintained by GES, which include maintaining a minimum debt service coverage ratio of 1.25.

Working capital funded facilities including overdraft, bill discounting and loan against trust receipts facility carry an interest equal to U.S. Dollar LIBOR for the applicable interest period, plus a margin of 3.50% per annum, and the bank overdraft carries an interest rate of LIBOR plus 3.5% subject to a floor level of 5%. At December 31, 2018, we had drawn $15.8 million under this working capital facility and $19.2 million was available to us.

Other debt information

Scheduled principal payments of long-term debt for years subsequent to December 31, 2018 are as follows (in thousands):

2019	$45,093
2020	43,660
2021	37,965
2022	30,583
2023	23,550
Thereafter	89,971
Total	$270,822

We are in compliance with all financial covenants as of December 31, 2018.